                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                           CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 15, 2005


                                NORDSTROM, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        WASHINGTON                 001-15059                     91-0515058

(STATE OR OTHER JURISDICTION    (COMMISSION FILE           (I.R.S. EMPLOYER
      OF INCORPORATION)              NUMBER)             IDENTIFICATION NO.)


             1617 SIXTH AVENUE, SEATTLE, WASHINGTON     98101
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)   (ZIP CODE)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (206) 628-2111


                              INAPPLICABLE
         (FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)


  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):


  ___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 15, 2005, Nordstrom, Inc. issued a press release announcing its results of operations for the quarter and year ended January 29, 2005. A copy of this press release is attached as Exhibit 99.1.





ITEM 7.01  REGULATION FD DISCLOSURE

On February 15, 2005, Nordstrom, Inc. issued a press release announcing its results of operations for the quarter and year ended January 29, 2005. A copy of this press release is attached as Exhibit 99.1.





ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

99.1	Nordstrom, Inc. earnings release dated February 15, 2005 relating to the Company's results of operations for the quarter and year ended
January 29, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NORDSTROM, INC.



                                           By:  /s/ Michael G. Koppel
                                                -----------------------
                                                Michael G. Koppel
                                                Executive Vice President and
                                                Chief Financial Officer

Dated: February 15, 2005

EXHIBIT INDEX

EXHIBIT
NUMBER        DESCRIPTION

99.1 Nordstrom earnings release dated February 15, 2005 relating to the Company's results of operations for the quarter and year ended January 29, 2005.